Exhibit 4.1

         FORM OF COMMON STOCK CERTIFICATE OF THE REGISTRANT


COMMON STOCK                                                      COMMON STOCK
                             InterWorld Corporation
  NUMBER                                                             SHARES
             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
IWC [    ]                                                         [        ]
                                                               CUSIP 46114Q 10 8
                                                         SEE REVERSE FOR CERTAIN
                                                                     DEFINITIONS

 This certifies that
                        [                                         ]

 is the owner of
                        [                                              ]


  fully paid and non-assessable shares of THE COMMON STOCK, $.01 PAR VALUE, OF

                             InterWorld Corporation

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

   Witness the facsimile seal of the Corporation and the facsimile of duty authorized officers.

Dated:  [               ]

                             INTERWORLD CORPORATION
-------------------------       CORPORATE SEAL         -------------------------
  SECRETARY                     1995 DELAWARE          PRESIDENT AND CHIEF
                                                       EXECUTIVE OFFICER

                                  COUNTERSIGNED AND REGISTERED:
                                  ChaseMellon Shareholder Services, L.L.C.
                                                                  TRANSFER AGENT
                                                                   AND REGISTRAR

                                  BY
                                    --------------------------------------------
                                                           AUTHORIZED SIGNATURE



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THE CORPORATION IS AUTHORIZED TO ISSUE MORE THAN ONE CLASS OF STOCK. THE
CORPORATION WILL FURNISH TO THE HOLDER UPON REQUEST AND WITHOUT CHARGE THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL ROGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common          UNIF GIFT MIN ACT-      Custodian
TEN ENT - as tenants by the entireties                    ------         -------
JT TEN  - as joint tenants with right                     (Cust)        (Minors)
          of survivorship and not as                      Under Uniform Gifts to
          tenants in common                                Minors Act
                                                                     -----------
                                                                        (State)
                                        UNIF TRF MIN ACT-      Custodian
                                                         ------
                                                         (Cust)
                                                         (until age    )
                                                                   ----

                                                         Under Uniform Transfers
                                                 --------
                                                  to Minors Act
                                                                ----------------
                                                                     (State)

    Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED,                 hereby sell, assign and transfer unto
                   ----------------
PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
-----------------------------
|                            |
|                            |
|                            |
-----------------------------

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  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)


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                                                                         Shares
-------------------------------------------------------------------------
of the common stock represented by the within certificate, and do hereby irrevocably constitute and appoint
                                                                        Attorney
-----------------------------------------------------------------------
to transfer the said shares on the books of the within named Corporation with full power of substitution in the premises.

Dated
      -----------------------------

          ---------------------------------------------------------------------
                       The signature to this assignment must correspond with the name as written upon the certificate in every particular,

Notice: without alteration or enlargement or any change whatever.

SIGNATURE GUARANTEED:
                     -------------------------------------------------------

                             THE SIGNATURE (S) SHOULD BE GUARANTEED BY AN
                             ELIGIBLE GUARANTOR NSTITUTION (BANKS, STOCKHOLDERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MIMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17ad-15


                                       59

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